UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

December 12, 2013

Date of Report (Date of earliest event reported)

Arch Capital Group Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	0-26456	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Waterloo House, Ground Floor, Pembroke HM 08, Bermuda

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:

(441) 278-9250

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01           Other Events.

Attached is Exhibit 25.3 (Statement of Eligibility and Qualification of Trustee (The Bank of New York Mellon Trust Company, N.A.) on Form T-1) to the registrant’s registration statement on Form S-3 (Registration No. 333-180329) (the “Registration Statement”).  Exhibit 25.3 is hereby incorporated into the Registration Statement by reference.

ITEM 9.01           Exhibits.

EXHIBIT NO.	DESCRIPTION

25.3	Statement of Eligibility of Trustee

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCH CAPITAL GROUP LTD.

Date: December 12, 2013	By:	/s/ W. Preston Hutchings
Name: W. Preston Hutchings
Title: Senior Vice President and Chief Investment Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

25.3	Statement of Eligibility of Trustee